UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 23, 2014
Crown Castle International Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Augusta Drive, Suite 600 Houston, TX		77057
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On July 23, 2014, the Company issued a press release disclosing its financial results for the second quarter of 2014. That press release referred to certain supplemental information that was posted as a supplemental information package on the Company's website on July 23, 2014. The July 23, 2014 press release and supplemental information package are furnished herewith as Exhibits 99.1 and 99.2 to this Form 8-K, respectively.
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits
As described in Item 2.02 of this Report, the following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated July 23, 2014
99.2	Supplemental Information Package for the quarter ended June 30, 2014
The information in this Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.
By:	/s/ E. Blake Hawk
	Name:	E. Blake Hawk
	Title:	Executive Vice President and General Counsel
Date: July 23, 2014

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 23, 2014
99.2	Supplemental Information Package for the quarter ended June 30, 2014